Exhibit A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of American International Group, Inc., and that this Agreement be included as an Exhibit to such joint filing.

Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  May 12, 2008

MAURICE R. GREENBERG

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

EDWARD E. MATTHEWS

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

STARR INTERNATIONAL COMPANY, INC.

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

C. V. STARR & CO., INC.

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

UNIVERSAL FOUNDATION, INC.

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

THE MAURICE R. AND CORINNE P. GREENBERG FAMILY
FOUNDATION, INC.

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

MAURICE R. AND CORINNE P. GREENBERG JOINT
TENANCY COMPANY, LLC

By:	/s/ Bertil P-H Lundqvist, Attorney-in-Fact
Name:	Bertil P-H Lundqvist, Attorney-in-Fact

By:	/s/ Leif B. King, Attorney-in-Fact
Name:	Leif B. King, Attorney-in-Fact

C. V. STARR & CO., INC. TRUST

By:	/s/ Maurice R. Greenberg, Trustee
Name:	Maurice R. Greenberg, Trustee